PHOENIX-SENECA FUNDS


                       Supplement dated August 8, 2005 to
        Prospectus dated January 28, 2005, as supplemented June 17, 2005

IMPORTANT NOTICE TO INVESTORS

The disclosure under the subheading "Portfolio Management" in the "Management of the Funds" section on page 22 of the current prospectus is hereby replaced with the following:

PORTFOLIO MANAGEMENT

BOND FUND. AL ALAIMO, CFA and ALBERT GUTIERREZ, CFA manage the fund. Mr. Gutierrez is primarily responsible for the day-to-day management of the fund's portfolio and is supported by Mr. Alaimo.

Mr. Alaimo has served on the fund's portfolio management team since 2005. He is Portfolio Manager and Fixed Income Director of Research at Seneca focused primarily on cable and satellite television, media, printing, packaging, consumer products, food and restaurants. Prior to joining Seneca in 2001, Mr. Alaimo was with Banc of America Securities LLC (1996 to 2001); his title was Managing Director. He has 20 years of investment experience.

Mr. Gutierrez has led the fund's portfolio management team since 2002. He is Chief Investment Officer of Fixed Income and Portfolio Manager at Seneca and has been with Seneca since 2002. Prior to joining Seneca, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management, managing $75 billion in client assets (2000 to 2002); he spent twelve years in a similar capacity at Conseco Capital Management. He has 23 year of investment experience.

EARNING DRIVEN GROWTH FUND. A team of equity investment professionals led by Richard Little manages the fund; each individual is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

FRAN GILLIN COOLEY. Ms. Cooley has served on the fund's portfolio management team since 2005. She is a Portfolio Manager and Equity Analyst at Seneca focused primarily on consumer, materials, and industrial sectors. Prior to joining Seneca in 1995, Ms. Cooley served in private placements at a San Francisco merchant bank. Ms. Cooley has 12 years of investment experience.

DOUGLAS COUDEN, CFA. Mr. Couden has served on the fund's portfolio management team since 2005. He is a Senior Portfolio Manager and Director of Equity at Seneca focused primarily in the industrial, telecom, consumer and information technology sectors. Prior to joining Seneca in 1996, he was a business analyst with Paine Webber. Mr. Couden has 12 years investment experience.

RONALD K. JACKS, CFA. Mr. Jacks has served on the fund's portfolio management team since 1996. He is a Senior Portfolio Manager at Seneca. Prior to joining Seneca in 1990, Mr. Jacks was an Equity Analyst at Cook Inlet Investments Management. He has 18 years investment experience.

RICHARD D. LITTLE, CFA. Mr. Little has served on the fund's portfolio management team since 1996. He is Chief Investment Officer of Equities and Senior Portfolio Manager at Seneca. Mr. Little was a founding member of Seneca's predecessor, GMG/Seneca Capital Management, L.P in 1989. Prior to founding GMC/Seneca, he held positions as an analyst, board member, and regional manager with Smith Barney, NatWest Securities, and Montgomery Securities. Mr. Little has 36 years investment experience.

EQUITY INCOME FUND. A team of REIT investment professionals led by Albert Gutierrez manages the fund; each individual is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

WARREN H. GOODRICH, CFA. Mr. Goodrich has served on the fund's portfolio management team since 2003. He is a Portfolio Manager and Fixed Income Analyst focused primarily on the homebuilders/building products, chemicals, industrials and services sectors and REITs. Mr. Goodrich also has responsibility for CBO portfolio management. Prior to joining Seneca in 2001, he conducted asset-backed securities research and CDO structuring at other institutional money management firms (1996 to 2001). He has 10 years investment experience.

ALBERT GUTIERREZ, CFA. Mr. Gutierrez has led the fund's portfolio management team since 2002. He is Chief Investment Officer of Fixed Income and Portfolio Manager at Seneca and has been with Seneca since 2002. Prior to joining Seneca, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management, managing $75 billion in client assets (2000 to 2002); he spent twelve years in a similar capacity at Conseco Capital Management. He has 23 years of investment experience.

MICHAEL P. WHITE, CFA. Mr. White has served on the fund's portfolio management team since 2003. He is a Portfolio Manager and Equity Analyst at Seneca focused primarily on the financial and healthcare sectors. Prior to joining Seneca in 1998, Mr. White worked as an equity analyst at Husic Capital Management and as a high yield analyst at Wertheim Schroeder Investment Services. He has 13 years investment experience.


                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.

PXP 2069/PortMgmt (8/05)